September 12, 2012 September 12, 2012 Prudential Financial, Inc. 2012 Tokyo Investor Day Exhibit 99.1

Eric Durant Eric Durant Senior Vice President Senior Vice President Investor Relations Investor Relations Prudential Financial, Inc. Prudential Financial, Inc. 2012 Tokyo Investor Day

Forward-Looking Statements

Tokyo Investor Day 9.12.2012
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,” “intends,”
“should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline
AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life;
(22) ineffectiveness of risk management policies and procedures in identifying,  monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions, including risks associated with the acquisition of certain insurance operations in Japan; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S.
GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial Services
Businesses and our Closed Block Business.  Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-
looking statement included in this presentation.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered  in  the United Kingdom.

Non–GAAP Measures

Tokyo Investor Day 9.12.2012
The information referred to above and on the prior page, as well as the risks of our businesses described in our Forms 10-K and 10-Q, should be considered by readers when reviewing forward-looking statements contained in this presentation.
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial
Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are
part of a hedging program related to the risk of those products.   Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-
rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
For additional information about adjusted operating income and the comparable GAAP measure, including reconciliation between the two, please refer to our
Form 8-K filed on April 26, 2012, which provides supplementary financial information for historical periods reflecting the retrospective adoption of revised U.S.
GAAP accounting standards related to deferred policy acquisition costs, as well as our Forms 10-K and 10-Q, located on the Investor Relations website at
www.investor.prudential.com.  Additional historical information relating to the Company’s financial performance is also located on the Investor Relations website.

Edward P. Baird
Edward P. Baird
Executive Vice President
Executive Vice President
Chief Operating Officer, International Businesses
Chief Operating Officer, International Businesses
Prudential Financial, Inc.
Prudential Financial, Inc.
2012 Tokyo Investor Day

Our Historical Strategy and
Business Model…
…Is the Foundation for Our
Evolving Strategy
• Concentrate on a limited number of
attractive countries
• Target the affluent and mass-
affluent consumer
• Needs-based selling
• Proprietary distribution based on
selective recruiting, professional
training, performance-based
variable compensation
• Historical focus on death
protection insurance
• Concentrate on a limited number of
attractive countries
• Expand the breadth and depth of our
capabilities in those countries
- Target middle to mass-affluent
consumer and small/medium
business market
- Diversify distribution and products to
meet additional customer needs
• Maintain our proven discipline,
quality, and execution in all markets,
channels, products, and customer
relationships
Prudential’s International Strategy

Tokyo Investor Day 9.12.2012

Multiple Distribution Channels
Life
Planners
• Full time college educated professionals
• Highly selective recruiting
• Needs-based selling
• Emphasis on death protection and retirement products
• Access to business/professional market
Life
Consultants
(1)
• Life Planner concepts adapted to broad middle market
• Key association relationship offers unique access to education market
Bank
Channel
• Growth driven by distribution expertise
• Emphasis on death protection products
• Benefits of strong brand and reputation
Independent
Agencies
• Broadens geographical coverage
• Enhances access to attractive markets including small businesses

Tokyo Investor Day 9.12.2012
1) Formal name is “Life Plan Consultants”.

Solid Business Model
Building on a Sustained Track Record of Success
• High ROE, strong AOI growth, low volatility
• Returns and earnings primarily driven by stable mortality and expense margins
• Competitive advantages in distribution, coupled with financial strength and reputation, driving growth across multiple channels
• Strong growth prospects enhanced by product portfolio serving lifetime financial security needs
• Superior return prospects maintained as growth strategy has broadened
• Leading position in attractive Japanese market

Tokyo Investor Day 9.12.2012

Mitsuo Kurashige Mitsuo Kurashige Chief Executive Officer Chief Executive Officer Japan Life Insurance Operations Japan Life Insurance Operations Japanese Insurance Operations

Investable
Asset Pool
Market Size
Household
Wealth
Retirement
Market
Product
Trend
Distribution
Trend
Japan: Substantial Growth Opportunities
in an Attractive Market
1) Source: Swiss Re - World Insurance in 2011, based on 2011 life insurance premiums.
2) Based on December 31, 2011 data; Sources: Federal Reserve, Bank of Japan, U.S. Census Bureau, Oanda.
• World’s second largest life insurance market:
Life premiums $525 billion
(1)
• Household sector wealth $19.3 trillion, similar to
U.S. on per-capita basis
(2)
• $10.9 trillion household pool of currency and deposits
is world’s largest, ~50% higher than U.S.
(2)
• Expanding retirement market driven by aging population, increased emphasis on individual responsibility for financial security
• Customers prefer insurance products to equities, for savings and investments
• Growing distribution opportunities include banks and
independent distributors

Tokyo Investor Day 9.12.2012

Household Sector Financial Assets –
Japan and the United States
Financial Assets of the Household Sector
Financial Assets of the Household Sector
Japan
$19.3 Trillion
United States
$49.1 Trillion
Source: Bank of Japan (data as of December 31, 2011).
Japan data translated to U.S. dollars at Japanese yen 77 per U.S. dollar (FX rate as of December 31, 2011).
11
Tokyo Investor Day 9.12.2012
Currency and
Deposits
57%
Bonds
2%
Investments
Trusts
3%
Equities
6%
Insurance
and Pension
Reserves
28%
Other
4%
Currency and
Deposits
14%
Bonds
10%
Investment
Trusts
12%
Equities
31%
Insurance
and Pension
Reserves
29%
Other
4%

Prudential’s Japanese Insurance Operations
• Key driver of sustained growth and solid returns for Prudential
International Insurance
• Market leadership position strengthened by Star / Edison acquisition and integration
• Expanding, complementary distribution channels
• Broad product portfolio meets lifetime financial security needs
• Consistently strong business drivers
• Well capitalized companies recognized as financially strong insurers
• Conservatively managed investment portfolio based on sound asset-
liability management
• Maintaining our proven discipline, quality and execution in all markets, channels, products and customer relationships

Tokyo Investor Day 9.12.2012

Diversified Distribution
Serving the Japanese Market
• Mid-affluent to
affluent consumers
• Business and
professional market
Tokyo Investor Day 9.12.2012
13
• Mass middle market
• Association relationships
• Bank clients with investable
wealth, under-served
protection needs
• Business and
professional market
Life
Consultants (1)
Bank
Channel
1) Formal name is “Life Plan Consultants”.
Life Planners
Independent
Agencies

Star / Edison Acquisition
Impact on Prudential’s Presence in Japan
Tokyo Investor Day 9.12.2012
14
New Business Face Amount
New Business Face Amount
(1) (1) :
:
Share Improvement of 3.1 Percentage Points
Share Improvement of 3.1 Percentage Points
4 Years Ago
FY2007
Market
Share FY2011
Market
Share
1. Dai-ichi 13.3% 1. Nippon 12.6%
2. Sumitomo 11.1% 2. Dai-ichi 11.1%
3. Nippon 9.7% 3. Prudential 10.4%
4. T&D Financial 9.3% 4. T&D Financial 9.5%
5. AIG Group 7.8% 5. Meiji-Yasuda 8.3%
6. Prudential 7.3% 6. Sony 6.3%
7. Meiji-Yasuda 6.7% 7. Sumitomo 6.1%
8. Sony 5.7% 8. MetLife Alico 5.6%
9. Millea 3.9% 9. MS & AD Group 5.3%
10. Fukoku 3.5% 10. NKSJ 4.5%
1) Industry data from Life Insurance Association of Japan. Data shown are based on companies’ Japanese statutory results for the fiscal years ended March 31,
2012 and March 31, 2008. New business amounts are individual life and annuity contracts including net increase by conversion.  Excludes Kampo Life (Japanese post office). Prudential’s share for the fiscal year ended March 31, 2012 includes Star / Edison, which contributed 2.3% of share when last reported separately, for the nine months ended December 31, 2011.

124,009
106,581
98,723
89,375
76,983
66,670
61,303 60,822
63,155
66,576
4,197
4,732
4,848
4,984
5,018
4,861
4,826
4,917
5,170
6,935
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
0
50,000
100,000
150,000
FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011
Prudential New Business in Japan
Steady Growth while Industry Total has been Decreasing
New Business Face Amount New Business Face Amount
(In Billion Yen)
Tokyo Investor Day 9.12.2012
15
Industry
Prudential Japanese
Insurance operations
Industry data from “Statistics of Life Insurance Business” and data posted in each insurer’s homepage, for fiscal year ended March 31.
Excluding  Kampo Life (Japanese post office).

Ranking in the Life Insurance Industry in Japan
Metric
(1)
# Rank Market Share
New business face amount
3 10.4%
New business annualized premiums
3 9.2%
In-force face amount
5 6.8%
Premium income
5 7.1%
Total assets
6
4.9%

1) Data from financial statements posted in each insurer’s homepage. For fiscal year ended March 31, 2012. Excluding Kampo Life (Japanese post office).
Tokyo Investor Day 9.12.2012

Japan Insurance Market Overview
• Industry Trends
– Insurer quality drives market positioning
• Greater consumer focus on insurer’s financial strength following market meltdown
• Regulators strengthening solvency standards for insurance companies
• Retrenchment of weakened competitors
– Growing demand for retirement and savings products; continuing demand for A&H products
– Strengthening yen increasing appeal of foreign currency
denominated products
Tokyo Investor Day 9.12.2012

Japan Insurance Market Overview
• Recent Developments
– Earthquake / Tsunami disaster reinforced perceived need for death protection
– Pending reduction in assumed interest rate for standard valuation reserves on new business (1.5% to 1.0%)
– Opportunity to shift from saving-type products to protection-based products
– Cancer products tax changes
• Prudential’s Response
– Pioneer in protection product distribution: focus on needs-based selling provides sustained competitive advantage
– Expansion of markets for retirement, inheritance and business succession
– Distribution adapting to evolving customer demographics and lifestyles
Tokyo Investor Day 9.12.2012

Prudential’s Positioning in Japan:
Life Planners
• Life Planner Distribution
– Life Planner – a selective, high quality sales force
• Hire about 3 out of 100 candidates
• Well trained and professional
• Customer focused
• Disciplined, and demonstrate “missionary zeal”
– Emphasize protection products requiring analysis of client needs
– Significant sales to small business/executive/professional market
– Exceptional sales productivity and persistency
Tokyo Investor Day 9.12.2012

Prudential’s Positioning in Japan:
Life Planners
POJ holds the #1 position for 15 consecutive years
POJ holds the #1 position for 15 consecutive years
of highest number of MDRT members
of highest number of MDRT members
(3)
Tokyo Investor Day 9.12.2012
20
811
537
400
291
165
139
107
41
1,102
POJ Sony Alico Gibraltar
Dai
-
ichi
Nippon Meiji
Yasuda
Sumitomo Pru Japan
PRU
32%
Sony +
Big 4
29%
Alico
12%
All Other
27%
Japan’s Total MDRT
Members: 3,409
(2)
MDRT % within Company
25.6% 11.7% 8.0% 2.4% 0.4% 0.3% 0.4% 0.2%
MDRT
MDRT
Japan
Japan
Membership
Membership
(1) (1)
1)
Source: Million Dollar Round Table Association, Japan - membership data for all 43 individual companies as of March 31, 2012.
2)
(Domestic) Big 4: Dai-ichi, Nippon, Meiji Yasuda and Sumitomo.
3)
Pru Japan: POJ and Gibraltar.

Prudential’s Positioning in Japan:
Life Consultants
• Broad market coverage reaching
substantially all prefectures, with access
to nearly all of Japanese population
• Prudential training supports emphasis on death
protection products and needs-based selling
• Teachers Association and other affinity group
relationships provide recurring sources of
new business, relatively unaffected by
economic trends
• Serving expanding need for retirement
income security products
• Popularity of U.S. dollar and other non-yen
denominated products bolstered by yen
strengthening, low local interest rates
Tokyo Investor Day 9.12.2012
21
86 branch offices
supporting Life Consultants
Tokyo area
Osaka area

Prudential’s Positioning in Japan:
Bancassurance
Tokyo Investor Day 9.12.2012
22
• Increased our presence in the Japan Bancassurance market by expanding our successful model to mega and regional banks; reaching 100+ distributors, including banks and bank-affiliated insurance agencies
• Competitive protection product portfolio meets life insurance needs of bank customer base
• Diversified product suite supports bank partners’ objectives to serve customers
• Prudential-trained former Life Planners “seconded” to selected distributors bring expertise in protection product sales by education and training support
• Prudential/Gibraltar brands appeal to security-focused customers; especially attractive to “large ticket” customers

Prudential’s Positioning in Japan:
Independent Agency
Tokyo Investor Day 9.12.2012
23
• Commenced distribution of selected products in 2010; contributed
$435 million
(1)
to annualized new business premiums for 2011 including
$298 million from Star / Edison distribution
• Star / Edison acquisition substantially expanded independent agency channel; 3,434 independent agency relationships as of
June 30, 2012
• Broadens geographical coverage, enhances access to attractive markets including small businesses
1) Foreign denominated actively translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.

Japan – Track Record of Success
Tokyo Investor Day 9.12.2012

1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 85 per U.S. dollar.
Annualized New Business Premiums
Annualized New Business Premiums
(1) (1)
($ millions)
+31%
+70%
+39%
$1,224
$1,600
$2,724
$1,276
$1,775
2009 2010 2011 2Q11
YTD
2Q12
YTD

Japan – Track Record of Success
Tokyo Investor Day 9.12.2012

Pre-Tax
Pre-Tax
Adjusted
Adjusted
Operating
Operating
Income
Income
(1) (1)
($ millions)
$1,497
$1,724
$2,321
$1,117
$1,262
2009 2010 2011 2Q11
YTD
2Q12
YTD
+13%
+35%
+15%
1) Excludes corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations other than Gibraltar Life.
Excludes International Investments businesses previously included in the International Investments segment and currently included within “Gibraltar
Life and Other Operations” for financial reporting purposes, with pre-tax adjusted operating income of $25 million, $28 million and $120 million in
2009 , 2010 and 2011, respectively, and $19 million and $12 million for the six months ended June 30, 2011 and 2012, respectively. Excludes transaction and integration costs relating to the Star / Edison acquisition of $213 million in 2011, and $76 million and $95 million for the six months ended June 30, 2011 and 2012, respectively.

John Hanrahan John Hanrahan President and Chief Executive Officer President and Chief Executive Officer Prudential of Japan Prudential of Japan Prudential of Japan

Life Planner Business Model:
Sustainable Competitive Advantage
“Beneficial cycle”
Recruiting, developing and
retaining high quality people
Strong sales and high
persistency drive steady growth
Strong profitability
Sustained superior returns
Growing market for Prudential’s
value proposition
27
Tokyo Investor Day 9.12.2012
Hire about 3 out of 100
Hire about 3 out of 100
candidates
candidates
Well trained career professionals
Well trained career professionals
Customer focused
Customer focused
“Missionary zeal”
“Missionary zeal”
Death protection
Death protection
Retirement security
Retirement security
Business market benefits
Business market benefits
Life Planners: A selective,
Life Planners: A selective,
high quality sales force
high quality sales force
Expanding
Expanding
market
market
opportunities
opportunities
serving financial security needs
serving financial security needs
over a lifetime
over a lifetime

Life Planner Model – Beneficial Cycle
Tokyo Investor Day 9.12.2012

High Life Planner Productivity
6.9 policies/LP/Month
(1)
High Policy Persistency High Policy Persistency
(2) (2)
13 month 95.0%
25 month 89.2%
Prudential of Japan
Prudential of Japan
Strategy
Strategy
•
Needs-based selling
•
Primarily death
protection products
•
Upscale/small
business/professional market
1) For the year ended December 31, 2011; includes medical and cancer policies.
2) As of June 30, 2012.
Quality
Referrals
High Life Planner Retention High Life Planner Retention
(2) (2)
12 month 82.4%
24 month 62.4%
High
Customer
Satisfaction
High
Life
Planner
Income

Quality Focused Distribution
Tokyo Investor Day 9.12.2012

1) As of June 30, 2012.
2) Source: Million Dollar Roundtable Association, Japan, as of March 31, 2012.
3) As of or for the year ended December 31, 2011. Agent productivity is the average number of new policies sold per agent, per month; includes medical and cancer policies. Average premium based on average annualized premium per new policy; includes medical and cancer policies. Agent retention based on
12-month period. Policy persistency based on face amount and 13-month period.
3,116 POJ Life Planners
3,116 POJ Life Planners
(1) (1)
Industry-Leading MDRT
Qualifications
811 POJ MDRT members –
#1 position in Japanese industry
for 15 consecutive years
(2)
25.6% of POJ Life Planners
are MDRT members –
Highest percentage in industry
(2)
Exceptionally Strong
Exceptionally Strong
Key Drivers
Key Drivers
(3) (3)
POJ
POJ
Life Planners
Life Planners
Agent Productivity 6.9
Average Premium $3,600
Agent Retention 81%
Policy Persistency 95%

Business Model Built with Discipline
Tokyo Investor Day 9.12.2012

1) As of fiscal year-end for indicated years (March 31 of subsequent year); direct business only; includes annuities.
Policies In-Force
Policies In-Force
(1) (1)
2011
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010

Strong Sales Growth
Tokyo Investor Day 9.12.2012

1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.
($ millions)
POJ Annualized New Business Premiums
POJ Annualized New Business Premiums
(1) (1)
2009
2010 2011 2Q11
YTD
2Q12
YTD
$612
$703
$781
$389
$601
$-
$100
$200
$300
$400
$500
$600
$700
$800
$900

0
50
100
150
200
250
300
350
400
0
100
200
300
400
500
600
Increasing Protection Opportunity
(1)
Tokyo Investor Day 9.12.2012
32
Population
126 million
1998
2011
Life Insurance
Agents (000)
354,000
241,000
530
357
Population per Agent
Number of Life Insurance Agents in Japan
Population
128 million
Population
per Agent
1) Population data as of October 1 of each year, according to Japanese Ministry of Internal Affairs and Communications (Somusho), Bureau of Statistics.
Life Insurance agent data as of March 31 of each year, according to Life Insurance Association of Japan.

Tokyo Investor Day 9.12.2012

Future Retirement Sales Opportunity
Insured
Clients
(1)
Lifetime Client Relationships Provide
Significant Opportunity for Retirement Oriented Sales
Age Group
1) As of August 2012.
0
150,000
300,000
450,000
Under 20 20-29 30-39 40-49 50-59 60+
Primary
Client Focus
Death Protection
Retirement Income Security

41
43
44
48
55
3
4
4
4
5
57
58
68
69
84
1
3
7
6
2007 2008 2009 2010 2011
Annuity
Retirement
Accident & Health
Death Protection
Lifetime Relationships and Innovative Products
Drive Second Sale Opportunities
Tokyo Investor Day 9.12.2012
34
Prudential of Japan
Prudential of Japan
Second Sales to Existing Customers
Second Sales to Existing Customers
(1) (1)
Annualized New Business Premiums
($ millions)
1) Data based on Prudential of Japan; individual market only; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per
U.S. dollar.

Life Planner Model Serving an Expanding Market
Tokyo Investor Day 9.12.2012

Age Age
High Net Worth Market
Business Insurance Market
Individual Insurance Market
Sophisticated Sophisticated
Estate Planning Estate Planning
Business Business
Succession Succession
Family Family
Distribution Distribution
of Inheritances of Inheritances
Nursing, Nursing,
Medical Care Medical Care
Employee Benefit Employee Benefit
Program Funding Program Funding
Owner Owner
Death Protection Death Protection
20s – 40s 50s – 60s
Planning for
post-Retirement

Product Portfolio Meets Client Needs Over a Lifetime
Tokyo Investor Day 9.12.2012

Client Need
Client Need
Product Class
Product Class
Key Features
Key Features
Lower premium
premature death
protection
Term Insurance
• Death protection for stated period
with level premiums
• May add third-sector
protection riders
Death protection with
savings feature
Whole Life
• Death protection
• Embedded savings fund
• Guaranteed crediting rate
• May add third-sector
protection riders
Retirement
accumulation
and income
Retirement
• Death protection in working years
• Retirement accumulation fund
• Policy paid-up at retirement age
• Annuitization options
• May add third-sector
protection riders

Protection-Focused Product Portfolio
Drives Sustainable Returns
Tokyo Investor Day 9.12.2012
37
•
Expense margins
driven by scale,
back-office
efficiencies
• Margins earned
over in-force
period extended
by superior
persistency
• Third-sector
riders enhance
overall margins
Product
Product
Drivers of Returns
Drivers of Returns
Term Insurance
•
Serves basic death
protection needs
• Robust mortality margins on
high average face amounts
• Potential for add-on and
replacement sales through
client life cycle
Whole Life Insurance
•
Death protection with
savings elements
• Robust mortality margins on
protection element
• Potential for investment spread
earnings over policy term
Retirement Products
•
Savings and
protection for
financial security in
mature phase of
life cycle
• Robust mortality margins on
protection element during
working years
• Potential for investment spread
earnings over policy term
• Potential for extended margins
over annuitization period

Kei Sato Kei Sato President and Chief Executive Officer President and Chief Executive Officer Gibraltar Life Gibraltar Life Gibraltar Life

Gibraltar Life
Key Business Philosophies
• Stay focused on death protection products for customers with needs-based approach
• Differentiate based on “Three Qualities”
– Quality People
– Quality Service
– Quality Products
• Maintain “C = C” principle
– “Contribution = Compensation”
Tokyo Investor Day 9.12.2012
39
“BIG”
LIFE
Gibraltar
AIG Star AIG Edison
Life
Legal entity merger, January 2012
Life Life
GIBRALTAR

Star / Edison Integration on Track
“Prudentializing” sales force
Business integration proceeding on schedule; systems integration well underway
Integrated product portfolio
Migrated acquired investment portfolio to Prudential standards
Enhanced risk management and internal controls
Tokyo Investor Day 9.12.2012
40
Now expect approximately $450 million total pre-tax integration costs –
down $50 million from original estimate
Incurred about $270 million integration costs through 2Q:12; expect about
$70 million additional in second half of year
Targeting annual cost savings of $250 million, with about 65% realized by
2012, 80% by 2013
Now expect approximately $450 million total pre-tax integration costs –
Now expect approximately $450 million total pre-tax integration costs –
down $50 million from original estimate
down $50 million from original estimate
Incurred about $270 million integration costs through 2Q:12; expect about
Incurred about $270 million integration costs through 2Q:12; expect about
$70 million additional in second half of year
$70 million additional in second half of year
Targeting annual cost savings of $250 million, with about 65% realized by
Targeting annual cost savings of $250 million, with about 65% realized by
2012, 80% by 2013
2012, 80% by 2013

Star / Edison Integration
Distribution
• Field office consolidation (660 to 461)
• Transition to Prudential’s
compensation systems
• New recruiting criteria and training
methods based on Prudential way
• Allocation of well-trained Star / Edison
agents to increase penetration of key
Teachers market
• Enhancement of field support functions
• Reorganization of agency network
focused on productivity:
– terminated ~700 agencies
in the first half of 2012, bringing
total to 3,434
(2)
• Field office deployment:
– office network covering the entire
country (59 offices), but focused on
major cities
• Implementing selective criteria for
appointment and continuation of agencies
and high standards for wholesalers
Life
Life
Consultant
Consultant
(1) (1)
Channel
Channel
Independent Agency Channe
Independent Agency Channel
1) Formal name is “Life Plan Consultant”.
2) As of June 30, 2012.
Tokyo Investor Day 9.12.2012

Star / Edison Integration
Operations
• Migrated to Prudential risk
management  and asset-liability
management standards
• Integrated product portfolios including
successor to Star’s popular “Shindan
Kakumei” medical product
• Enhanced internal control
system to meet Prudential standards
IT & Operations Others
• Exit from AIG’s service
• Completed system integration in key
areas, such as new business, call-
center and accounting, etc.
• System development to support sales
and insurance administration is
well underway
•
Centralized insurance operations in
two sites - Tokyo and Nagasaki
Tokyo Investor Day 9.12.2012

12/31/10 12/31/11 6/30/12
12/31/10 12/31/11 06/30/12
12/31/10 12/31/11 06/30/12
Star / Edison Integration
Impact on Prudential’s Presence in Japan
Number of
Life Consultants
Number of
Policies In-force
(1)
Number of
Independent Agencies
1) In thousands; direct business only; includes annuities.
12,791
12,031
7,477
3,903
7,417
6,281
4,150
3,434
238
• Acquisition added 3.5 million in-force policies
• Enhanced distribution through captive agents and independent agencies
• Developing selective, high-performing independent agency network
Tokyo Investor Day 9.12.2012

Gibraltar                      Star/Edison

“Big” Gibraltar – Post Merger
Enhanced Capabilities and Growth Prospects Driven by Business Integration
• Market reach with continued focus on death protection and retirement products, bolstered by enhanced Life Consultant force driven by
‘Prudentialized’ compensation and training
• Expanded resources for further development of Teachers Association market and other attractive markets such as Self Defense Force
• Geographically expanded but selective high-performing independent agency channel
• Cost effective distribution and operations through business integration
Tokyo Investor Day 9.12.2012

New Business Acquired by Gibraltar
Building Prudential’s Presence in Japan
(in millions)
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 85 per U.S. dollar. Star / Edison results included from date of acquisition (February 1, 2011).
Tokyo Investor Day 9.12.2012
45
2007 2008 2009 2010 2011 2Q11 YTD 2Q12 YTD
Life Consultants Bank Channel Independent Agency
422
509
612
897
1,943
1,174
887
Annualized New Business Premiums Annualized New Business Premiums
(1) (1)

Life Consultant Channel
Proven Approach in Attractive Teachers Association Market
• Association relationship provides Gibraltar Life Consultants with access to school sites and teachers’ offices
• One-on-one sales on site by Life Consultants
• Specialized training program for Life Consultants working in education market
• Co-promotion by Association employees and Life Consultants
• Marketing approaches adapted to characteristics of 47 local prefecture Association membership bases
• Specialized products tailored to Association membership status;
favorable underwriting and persistency support competitive pricing
Tokyo Investor Day 9.12.2012

• Teachers market remains a primary stable source of business for “Big” Gibraltar
• Approximately one-quarter of Life Consultant channel new business is derived from this market
New Policy Count New Policy Count
Acquired in 2Q12 YTD Acquired in 2Q12 YTD
Life Consultant Channel
Key Driver - Teachers Market
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.
Tokyo Investor Day 9.12.2012
47
Annualized New Business Premiums Annualized New Business Premiums
(1) (1)
2Q12 YTD 2Q12 YTD
24%
76%
Teachers
Market
Other clients
22%
78%

• Relationship since 1952
• Approximately 600,000 members
(1)
• Access to approximately 950,000
teachers and school personnel
through 47 prefectural (local)
associations and 36,000 schools
(1)
Member eligibility:
School teachers and personnel
Approved by:
The Prime Minister of Japan
1) As of June 30, 2012.
Life Consultant Channel - Teachers Market
Tokyo Investor Day 9.12.2012

Approximately Life Consultants Approximately Public schools nationwide 1) Data as of June 30, 2012. Life Consultant Channel - Teachers Market Tokyo Investor Day 9.12.2012 49

Teachers Association: Perennial Sales Opportunities (1) 1) Numbers approximate as of June 30, 2012. Active Market Active Market Retiree Market Retiree Market Tokyo Investor Day 9.12.2012 50

Retirement Sales – Second Sale Opportunity
1) Annualized new business premiums; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.
Life Consultant Channel - Teachers Market
Number of Public School Teachers
Tokyo Investor Day 9.12.2012
51
Gibraltar
policyholders among
teachers retiring in
March, 2012
11,541
Retiring teachers who
purchased Gibraltar
policies in 2Q:12
2,717
Total Premiums: $24 million
(1)

Independent Agency Channel
A Differentiated Strategy
Key strategies
• Focus on “Quality” not just top-line growth
• Price competition is not our key to winning sales
• Strong partnership with high performing agencies
Key success factors
• Develop highly-motivated agencies and producers who subscribe to our business approach
• Develop and train qualified marketing representatives to work with agencies
Tokyo Investor Day 9.12.2012

59 field offices
Tokyo Investor Day 9.12.2012

Tokyo area
Osaka area
Fukuoka area
Over 8,300 independent agency locations
supervised by field offices
Sales offices/marketing representatives Sales offices/marketing representatives strategically located near targeted metropolitan area markets strategically located near targeted metropolitan area markets
Independent Agency Channel
Targeted Market Coverage

74%
26%
Independent Agency Channel
Market Opportunity
• The channel focuses on individual market in addition to the business market
– Complements individual market coverage of Life Consultant channel
– Serves customers who seek independent advice for their purchase of insurance
– Access to solid customer bases through strong clients relationships with independent agencies
Annualized New Business Premium Annualized New Business Premium
$255 million $255 million
(1) (1)
Tokyo Investor Day 9.12.2012
54
1) For the six months ended June 30, 2012. Foreign denominated activity translated to U.S. dollars at uniform exchange rates, Japanese yen 85 per U.S. dollar.
Business Market
Individual Market

Gibraltar Life
Drivers of Continued Strong Growth and Returns
• Life Consultant and Independent Agency channels substantially enhanced by Star / Edison acquisition
• Business integration synergies being realized as planned
• Stable and diversified business model; main focus on death protection products
• Broad market coverage including powerful, long-standing Teachers
Association relationship
• Differentiation based on quality people, quality service,
quality products
Tokyo Investor Day 9.12.2012

Takeshi Tanigawa President and Chief Executive Officer Prudential Gibraltar Financial Life Bank Channel Distribution

Typical Bank Channel Approach
in the Japanese Market
Prudential’s Distinctive
Bank Channel Strategy
Bancassurance Powered by Prudential
57
Tokyo Investor Day 9.12.2012
• Foreign carriers drove high bank
channel sales through aggressive
variable annuity strategies
• Sales efforts concentrated on
specific products
• Value propositions dependent on
market performance; sales tied to
market trends
• Profitability challenges require
significant product feature changes,
sales suspensions
• Built bancassurance model focused
on protection products following late
2007 deregulation opportunity
• Leveraged Prudential’s strengths to
establish position as protection
product pioneer
• Diverse product portfolio and timely
product introductions meet bank
customers’ needs
• Effective sales support including
expertise of “seconded” former
Life Planners
•
Established mega-bank distribution
relationships; expanding partnership
with influential regional banks
driven by insurance sales success

Competitive Advantages Drive
Bank Channel Success
• Prudential distribution strengths leveraged to bank channel, providing effective access to world’s largest pool of household wealth held in currency and deposits
• Competitive portfolio focused on protection products meets life insurance needs of bank customer base
• Life insurance based retirement income products and fixed annuities attractive to bank customers seeking retirement/investment solutions
• Prudential / Gibraltar brands appeal to security focused customers;
especially attractive to “large ticket” clients
• Sales support resources and training help drive bank partners’
distribution success
• Strong growth potential through additional development of
distribution relationships
Tokyo Investor Day 9.12.2012

Solid Product Portfolio Backed by
Proven Prudential Resources and Support
Tokyo Investor Day 9.12.2012
59
Product Portfolio Resources and Support
1) At certain banks.
• Products tailored to bank client
needs, with main focus on
death protection
• Product lineup supports sales
by bank partners to individuals,
families, and business market:
– death protection
– life insurance based
retirement solutions
– fixed annuities
• Sales supported by “seconded”
former Prudential of Japan Life
Planners with strong background
as life insurance professionals
(1)
• Wholesalers with Prudential
sales skills, product expertise,
and bancassurance experience
serve partner banks
• Sales training for bank personnel
provides structured knowledge
and skills oriented toward
protection product sales

Bancassurance Enhances Access to
Substantial Japanese Household Investable Wealth
Japanese household wealth
Japanese household wealth
held
held
in
in
currency
currency
and
and
deposits
deposits
(1) (1)
$10.9 Trillion
$10.9 Trillion
Prudential policies typically attractive to bank channel
customers with significant investable wealth
• Whole life
• U.S. dollar and other non-yen
fixed annuities
• Retirement income
Average premium per policy from bank channel sales
(2) $8,800
1) Based on December 31, 2011 data; source: Bank of Japan.
2) For the six months ended June 30, 2012; based on annualized new business premiums; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.

Tokyo Investor Day 9.12.2012

Tokyo Investor Day 9.12.2012

Offering one of the largest product line-ups in Bancassurance with emphasis on protection products
Product Lineup
1) As of June 30, 2012.
2) Products available in portfolio; sales not significant.
(1)
Currency-
designated- type
fixed
individual
annuities
Primarily
USD, AUD
Variable
individual
annuities
USD
(2)
Single pay
insurance
SD, EUR,
AUD, Yen
arly restricted
single pay WL
Yen, USD
Whole life
Insurance
Yen, USD
Retirement
insurance
USD
whole life
U
E
death benefit
income
Family
insurance
Yen
Level term
insurance
Yen
Increasing
term
insurance
Yen
Whole Life
cancer
insurance
Yen
Annuity Whole Life Retirement Term
income
Cancer
Bank Channel Product Suite
Well-diversified Product Lineup Focused on Protection Products

Bank Channel
Building Relationships for Continued Growth
• Sales through 25 banks
•
Over 60 bank sales relationships established,
including three of Japan’s four largest banks
• Expanding relationships with large regional
banks
(3)
; 23 of these banks selling Prudential products
• Over 100 distributors, including bank-affiliated
insurance agencies
• Active relationships offer approximately 6,000+
potential points of sale
(4)
covering the majority of the
Japanese prefectures
2009 2009
(1) (1)
2012 2012
(2) (2)
62
Tokyo Investor Day 9.12.2012
1)
As of December 31, 2009.
2)
As of June 30, 2012.
3)
Banks with deposits of 3 trillion yen or more.
4)
Potential points of sale represent an aggregated total number of branches of the bank partners as of March 2011.

Bank Channel Sales Growth
Driven By Protection Products
Annualized New Business Premiums Annualized New Business Premiums
(1) (1)
($ millions)
$271
$433
$56
$22
$137
$336
$580
63
Tokyo Investor Day 9.12.2012
2007 2008 2009 2010 2011 2Q11
YTD
2Q12
YTD
Annuity
Retirement
Accident & Health
Death Protection
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 85 per U.S. dollar.

19%
81%
Bank Channel Sales Growth
Driven by Focus on Banks with Strongest Sales Potential
Tokyo Investor Day 9.12.2012
64
Annualized New Business Premiums Annualized New Business Premiums
$433 million $433 million
(1) (1)
1) For the six months ended June 30, 2012. Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.
Sales through
mega-banks and large
regional banks with
deposits of
3 trillion yen or more
Other Bank sales

Bank Channel
Prospects for Continued Growth
Tokyo Investor Day 9.12.2012
65
• Continue to grow sales with main focus on death protection products, complemented by diverse product line meeting lifetime financial security needs
• Expand bank channel support by “seconded” former Life Planners; increase number of bank associates trained in needs-based selling of protection products, especially at mega-banks
• Acquire new distribution relationships and develop existing relationships, especially with leading regional banks
• Build on opportunities arising from growing bank retail business serving retirement and estate planning needs

Ken Tanji Chief Financial Officer, International Businesses Prudential Financial, Inc. Prudential International Insurance Financial Overview

Drivers of Sustainable Financial Performance
Quality Focused
Quality Focused
Multi Channel
Multi Channel
Distribution
Distribution
Servicing Client’s
Servicing Client’s
Protection and
Protection and
Retirement Needs
Retirement Needs
Well Managed
Well Managed
Investment Portfolio
Investment Portfolio
Risks
Risks
Capital
Capital
Management
Management
Tokyo Investor Day 9.12.2012

$1,109
$1,275
Stable Earnings Growth
($ millions)
Tokyo Investor Day 9.12.2012
68
$1,581
$1,651
$1,887
$2,263
2008 2009 2010 2011
2Q11
YTD
2Q12
YTD
Gibraltar Life and
Other operations
Life Planner
(1) (1)
1)
Pre-tax adjusted operating income for International Insurance operations as presented above excludes the results of our International Investments businesses previously included in the International Investments segment and currently included within “Gibraltar Life and Other Operations” for financial reporting purposes, with pre-tax adjusted operating income (loss) of $(412) million, $25 million, $28 million and $120 million in 2008, 2009, 2010, and 2011, respectively, and $19 million and $12 million for the six months ended June 30, 2011 and 2012, respectively.
Pre-Tax
Pre-Tax
Adjusted
Adjusted
Operating
Operating
Income
Income

Quality Focused Distribution
1) Number of agents at the end of respective periods. Agent productivity is the average number of new policies sold per agent, per month; includes medical and cancer policies. Average premium based on average annualized premium per new policy; includes medical and cancer policies. Policy persistency based on face amount and 13-month period. Agent retention based on 12-month period.
2) Excluding Star / Edison agents.
Tokyo Investor Day 9.12.2012
69
Gibraltar Life Consultants Gibraltar Life Consultants
6,330
3.7
$1,700
91%
58%
6,241
3.8
$1,900
93%
67%
2008 2011
(2)
POJ Life Planners POJ Life Planners
3,071
6.8
$3,000
95%
83%
3,137
6.9
$3,600
95%
81%
2008 2011

2007 2008 2009 2010 2011 2Q12
Life Planner, excluding POJ
Gibraltar Life
Prudential of Japan (POJ)
Scale Enhanced by Star / Edison Acquisition
(millions)
7.3
7.5
7.8
8.0
11.7
1) At period end; direct business only; policy count includes annuities.
11.8
Tokyo Investor Day 9.12.2012

Number of In-force Policies
(1)

42%
23%
9%
26%
58%
35%
7%
Balanced Product and Currency Mix
Japan
Japan
Annualized
Annualized
New
New
Business
Business
Premium
Premium
$1.8 billion
$1.8 billion
By Product Type
By Currency Denomination
Accident & Health
Retirement
Annuity
Death Protection
1) For the six months ended June 30, 2012. Foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen 85 per U.S. dollar.
2) Primarily Australian dollars.
USD
Other
(2)
JPY
Tokyo Investor Day 9.12.2012

(1)

Accident &
Health
1) Conceptual illustration based on typical products.
Tokyo Investor Day 9.12.2012
72
Retirement / Savings Oriented
Investment
Margin
Mortality,
Expense &
Other Margin
Term Life
Recurring Pay
Whole Life
Retirement
Income
Single Pay
Whole Life
Fixed Annuity
Source of Earnings
(1)
Product Profitability Characteristics
Protection Oriented

Stable Sources of Earnings
($ millions)
Tokyo Investor Day 9.12.2012
73
$1,581
$1,651
$1,887
$2,263
Investment
Margin
Mortality,
Expense &
Other Margin
2008 2009 2010 2011 2Q11
YTD
2Q12
YTD
$1,109
$1,275
Pre-Tax Adjusted Operating Income
1)
Pre-tax adjusted operating income for International Insurance operations as presented above excludes the results of our International Investments businesses previously included in the International Investments segment and currently included within “Gibraltar Life and Other Operations” for financial reporting purposes, with pre-tax adjusted operating income (loss) of $(412) million, $25 million, $28 million and $120 million in 2008, 2009 , 2010 and 2011, respectively, and $19 million and $12 million for the six months ended June 30, 2011 and 2012, respectively.
(1)

High Quality Investment Portfolio
Tokyo Investor Day 9.12.2012

Japan Investment Portfolio
(1)
1) As of June 30, 2012.
2) Includes commercial/residential mortgage backed securities and asset backed securities.
3) Includes commercial/residential mortgage loans.
Corporate
Bonds
(Investment
Grade)
2% Corporate Bonds (Below Investment Grade)
1% Equities
1% Real Estate
Structured Securities
(2)
Commercial Loans
(3)
Risk Assets
Other
(4)
Government
(JGB & UST)
54%
28%
5%
4%
5%
4%
Includes trading account assets supporting insurance liabilities and policy loans.
4)

Well Managed Investment Portfolio
Tokyo Investor Day 9.12.2012

Prudential Japanese
Insurance Operations
(1)
1) As of June 30, 2012.  Includes Prudential of Japan and Gibraltar.
2) As of March 31, 2012.  Domestic Big 4: Nippon, Dai-ichi, Meiji-Yasuda and Sumitomo.
3)
Domestic Big 4
(2)
Risk Assets
(3)
Risk Assets
(3)
82%
18%
96%
4%
Prudential Japanese Insurance operations’ risk assets represent real estate, equities and below investment grade securities. Risk assets of the Big 4 represent principally real estate and equities, and do not include below investment grade securities.

Interest Rate Environment
Tokyo Investor Day 9.12.2012

10 Year Government Bond Yield 10 Year Government Bond Yield
• Interest rates have been low in Japan for more than fifteen years
– Majority of POJ’s in-force business was written in a low rate environment
– Rehabilitation measures lowered crediting rates of legacy business of Gibraltar
• High quality long duration investment portfolio
• Recently lowered guaranteed crediting rates of U.S. dollar products (1)
• Protection product profitability relatively less
sensitive to interest rates
– Provides stable source of M&E earnings
– Lower lapse risk than savings products if
interest rates rise
• Fixed annuity designed to mitigate interest
rate risk
– Pricing updates bi-weekly
– Early surrenders subject to market value
adjustments (MVA)
0%
1%
2%
3%
4%
5%
6%
7%
8%
1997 2000 2003 2006 2009 2012
JGB UST
2%
1) For new business, commencing second quarter 2012.

Foreign Currency Matching - Japan
Tokyo Investor Day 9.12.2012

Investment Portfolio
(1)(2)
1) As of June 30, 2012.
2) Investment portfolio is presented on a U.S. GAAP carrying value basis. Includes cash and cash equivalents of approximately $6 billion, and excludes securities lending activity of approximately $2 billion.
3) Insurance liability balances represent future policy benefits and policyholder account balances on a U.S. GAAP basis.
4) Primarily Australian dollar.
USD
Other
(4)
JPY
USD
Other
(4)
$150 billion $136 billion
JPY
Reserves
(1)(3)
$106
$36
$8
$103
$25
$8

Foreign Currency Risk Management
Potential Exposure Risk Management
Asset-Liability
Management
Accounting
Remeasurement
Well Matched FX
Non-Economic Noise
Shareholder Value in $USD
Comprehensive
Hedging Program
Income
Book Value
Cash Flow

Tokyo Investor Day 9.12.2012

Solvency Capital
Solvency Margin Ratios
(1)
Tokyo Investor Day 9.12.2012
79
1) As of March 31, 2012.
2) Consolidated basis.
400%
800%
(2)
(2)
(2)
POJ Gibraltar Nippon Dai-ichi Meiji-Yasuda Sumitomo MetLife Alico Aflac

Solvency Margin Ratio
Tokyo Investor Day 9.12.2012

March 31, 2012
721% Prudential of Japan
Stressed Scenario
Gibraltar
(1)
~675%
810% ~690%
• Japan Equity
• Real Estate
• Yen FX
• Interest Rates
-38%
-36%
-20%
+100 bps
Stressed Scenario
1) Gibraltar consolidated basis.
2) Represents indicated change applied to asset valuation as of March 31, 2012.
(2)

Capital Management Opportunities
Tokyo Investor Day 9.12.2012

• Dividends – In accordance with regulatory and solvency standards
• Affiliated Debt Repayment – approximately $4 billion outstanding on books of Prudential’s Japanese Insurance companies
(1)
• Affiliated Lending – In accordance with regulatory and credit standards
• International Insurance operations redeployed approximately 60% of after-tax adjusted operating income since 2002
(2)
1)
As of June 30, 2012; includes amounts relating to preferred stock issues.
2) Through December 31, 2011. Years 2007 – 2011 have been restated for U.S. GAAP accounting standards applicable to deferred policy acquisition costs
(DAC) effective January 1, 2012. Years 2002 – 2006 are based on former U.S. GAAP accounting standards applicable to DAC. After-tax AOI is based on
Financial Services Businesses effective tax rates. AOI excludes results of our International Investments businesses previously included in the International
Investments segment and currently included within “Gibraltar Life and Other operations” for financial reporting purposes.

Superior Return Prospects Maintained
as Growth Strategy has Broadened

2013 ROE
2013 ROE
Potential
Potential
~ 18% - 19%
22.2%
17.5%
2010 2011
Tokyo Investor Day 9.12.2012
Prudential International Insurance
Return on Equity
(1)
Reflects
Star /
Edison
before
expense
synergies
1) Business unit Return on Equity (ROE) is unlevered and is based on overall Financial Services Businesses effective tax rate applicable to adjusted operating income. Excludes results of International Investments businesses previously included in International Investments segment and currently included within
“Gibraltar Life and other operations” for financial reporting purposes of $28 million in 2010 and $120 million in 2011. Excludes transaction and integration costs relating to the Star / Edison acquisition in 2011 of $213 million.

Key Takeaways
• Focus on quality distribution drives margins and ROE
• Third party distribution leverages scale and enhances growth
• Emphasis on protection products combined with scale provides stable source of mortality and expense earnings
• High quality investment portfolio is well matched with our insurance liabilities
• Insurance operations are well capitalized
• Significant capital redeployment opportunities
Tokyo Investor Day 9.12.2012
83